UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 28,2001


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      000-18730              363688583
           ---------                     ---------              ---------
(State or other jurisdiction of       (Commission File         (IRS Employer
       incorporation)                      Number)           Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 9.  Other Events.

The Registrant announces a significant reduction in the Company's employee work force. There have been several rounds of layoffs. The layoffs were required to reduce the Company's operating costs due to lack of operating funds. The current number of employees constitutes about 29% of the number of employees as of August 15, 2001.

Item 7. Financial Statements and Exhibits. No exhibit is filed as part of this report

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

99.1     Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     Klever Marketing, Inc.


Date:  September 28, 2001          By:      /s/ Corey A. Hamilton
                                       ----------------------------------------
                                            Corey A. Hamilton, President/CEO